UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23014

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/18

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

ANNUAL REPORT August 31, 2018

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc., covering the period from October 27, 2017 through August 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The period started on solid footing which gave way to a shifting landscape. Through February of 2018, major global economies appeared to be in lock-step as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trek across sectors and market caps. Interest rates rose across the curve putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar denominated bonds and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, the first rumblings of discontent shook equity markets. Global growth and monetary policy paths began to diverge. Non-U.S. economies weakened. Momentum sputtered, and equities began to struggle. Emerging market debt, non-U.S. denominated bonds and corporate debt gave up much of the performance earned earlier in the period. Long-term U.S. interest rates started to fall. The shockwave ended in April and pressure on U.S. equity markets eased, allowing U.S. equity markets to end the period with double-digit gains.

Despite new concerns regarding trade, U.S. inflationary pressures and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that might signal possible changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris

President

The Dreyfus Corporation

September 17, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from the fund’s inception on October 27, 2017 through August 31, 2018, as provided by the fund’s primary portfolio managers, Kevin Cronk, Chris Barris, Hiram Hamilton and Leland Hart of Alcentra NY, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the period from the fund’s inception on October 27, 2017 through August 31, 2018, Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. achieved a total return of 3.15% on a net-asset-value basis.1 From the fund’s inception date of October 27, 2017 through August 31, 2018, the fund provided aggregate income dividends of $0.4860 per share, which reflects an annualized distribution rate of 7.07%.2

Global economic environments diverged midway through the reporting period. The U.S. continued on a steady growth and rising interest-rate trajectory, as the economies and interest-rate increases of the Eurozone and Japan began to stall. On average, U.S. bonds lagged global bond market performance. However, global credit instruments produced mildly positive total returns over the period in U.S. dollar terms when hedged for currency effects. The fund also produced a positive total return, and its holdings produced highly competitive levels of current income.

The Fund’s Investment Approach

The fund’s investment objectives are to seek high current income and to return at least $9.835 per Common Share to holders of record of Common Shares on or about December 1, 2024 (the “Termination Date”) (subject to certain extensions). The fund will normally invest primarily in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first lien secured floating rate loans, as well as investments in participations and assignments of such loans; second lien, senior unsecured, mezzanine other collateralized and uncollateralized subordinated loans; corporate debt obligations and other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes.

Principal investment strategies include:

• Senior Secured Loans and Other Loans

• Corporate Debt

• Special Situations

• Structured Credit

U.S. and Non-U.S. Economies and Rate Policies Diverge

Over the reporting period, the U.S. Federal Reserve (the “Fed”) began to unwind its balance sheet through sales of U.S. government securities and started to raise the overnight target federal funds rate by 25 basis points at approximately every other meeting. Longer-term interest rates climbed during the first portion of the reporting period. Elsewhere in the world, economic data was strong and the European Central

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Bank (the “ECB”) and Bank of Japan (the “BOJ”) seemed ready to start their own paths towards a less accommodative policy. However, market volatility appeared in February and a paradigm shift occurred. Concerns over high U.S. inflation sprouted, and while the U.S. economy continued to strengthen, the rest of the world softened. The ECB and BOJ began to resume “lower for longer” rate policies. In a flight to quality, long-term U.S. Treasury rates began to fall. The U.S. yield curve began a flattening trend that would last through the end of the period.

Constructing a Diversified Income-Oriented Portfolio

The fund began operations in the midst of a time of relative weakness for U.S. and European high yield bonds, prompting us to place greater emphasis on credit instruments, such as senior secured loans and collateralized loan obligations, that we considered less sensitive to heightened market volatility. Over the course of the reporting period, we reduced our exposure to fixed rate high yield securities and increased our allocation to floating rate instruments. The purpose of this activity was to reduce duration exposure. The largest change in the environment during the reporting period was the movement in Treasury rates. Notably, the 10-year Treasury rose from 2.38% on October 31, 2017 to 2.86% as of August 31, 2018. This activity caused shorter-duration, floating, and lower-quality instruments to outperform longer duration-debt. In response to this, we reduced allocations to fixed rate debt and allocated more to floating, particularly in the structured credit mezzanine instruments space.

Managing exposure to duration by increasing the fund’s allocation to floating rate instruments was accretive to performance during the period. Positions in loans and structured credit were also additive. The fund’s tilt towards lower-quality, higher-yielding credits also helped performance. Specifically, an overweight to B- and CCC-rated securities produced a positive return, as did a relative underweight to BB-rated securities. Security selection was one of the largest drivers of overall performance. Health care company Tenet Healthcare was among the highest contributing individual position. Consumer staples company Albertsons and communications company CenturyLink were also among the top performers. Conversely, performance was adversely affected by Sanchez Energy, German conglomerate Klockner Pentaplast, and emerging market-based wireless communications company Digicel. When investing in foreign markets, we employ forward contracts to hedge the fund’s currency exposures.

Positioned for Income Generation

At the end of the reporting period, corporate bond and loan market fundamentals appeared strong, supported by strong corporate earnings, lower U.S. tax rates, and low default rates. In the U.S., we believe rising interest rates pose one of the biggest threats to bond performance. To immunize against this, we have been stocking the portfolio with floating rate securities which offer a shorter duration. Rates in the Eurozone also run the risk of increasing as the economy strengthens, albeit at a slower pace than in the U.S. Currently, we believe the larger risk in the Eurozone is the potential for increased volatility emanating from Brexit and Italian budgetary issues.

Within the markets, we continue to pay close attention to credit quality and covenant strength when selecting securities. We will continue to favor floating rate over fixed rate debt in the near term. In the current climate, we see a better risk/reward profile present in the loan market as opposed to high yield. Within the high yield market, we favor U.S. companies over European.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Collateralized Loan Obligations (“CLOs”) and other types of Collateralized debt obligations (“CDOs”) are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities. In addition to the general risks associated with credit instruments, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Senior Secured Loans in which the fund will invest typically will be below investment grade quality. Although, in contrast to other below investment grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. Although the Senior Secured Loans in which the fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. Additionally, if a borrower under a Senior Secured Loan default becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the

Senior Secured Loan or nothing at all. In general, the secondary trading market for Senior Secured Loans is not fully developed. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain Senior Secured Loans quickly or at a fair price.

Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Subordinated Loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

The use of leverage magnifies the fund’s investment, market and certain other risks. For derivatives with a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

SELECTED INFORMATION
August 31, 2018 (Unaudited)

Market Price per share August 31, 2018			$9.17
Shares Outstanding August 31, 2018			14,961,374
New York Stock Exchange Ticker Symbol			DCF

MARKET PRICE (NEW YORK STOCK EXCHANGE)

	Fiscal Year Ended August 31, 2018
	Quarter Ended November 30, 2017†	Quarter Ended February 28, 2018	Quarter Ended May 31, 2018	Quarter Ended August 31, 2018
High	$10.03	$10.00	$9.63	$9.32
Low	9.95	9.29	9.15	8.98
Close	10.00	9.46	9.15	9.17

PERCENTAGE GAIN (LOSS) based on change in Market Price††
October 27, 2017 (commencement of operations) through August 31, 2018				(3.57%)
December 1, 2017 through August 31, 2018				(3.57)
March 1, 2018 through August 31, 2018				0.27
June 1, 2018 through August 31, 2018				1.94

NET ASSET VALUE PER SHARE
October 27, 2017 (commencement of operations)				$9.84
November 30, 2017				9.75
February 28, 2018				9.72
May 31, 2018				9.64
August 31, 2018				9.65

PERCENTAGE GAIN(LOSS) based on change in Net Asset Value††
October 27, 2017 (commencement of operations) through August 31, 2018				3.15%
December 1, 2017 through August 31, 2018				4.05
March 1, 2018 through August 31, 2018				2.66
June 1, 2018 through August 31, 2018				1.80

† Since October 27, 2017 inception.

†† With dividends reinvested.

STATEMENT OF INVESTMENTS
August 31, 2018

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2%
Aerospace & Defense - 1.0%
Bombardier, Sr. Unscd. Notes		7.50	3/15/25	1,450,000	[b,c]	1,504,375
Chemicals - 3.4%
Alpha 2, Sr. Unscd. Notes		8.75	6/1/23	1,055,000	[b]	1,061,594
CVR Partners, Scd. Notes		9.25	6/15/23	2,300,000	[b,c]	2,461,000
Hexion, Sr. Scd. Notes		6.63	4/15/20	360,000	[c]	341,550
Kraton Polymers, Gtd. Notes		7.00	4/15/25	1,020,000	[b,c]	1,056,975
					4,921,119
Collateralized Loan Obligations Debt - 22.4%
AMMC CLO, Ser. 2015-16, Cl. A, 3 Month LIBOR + 6.06%		8.40	4/14/29	4,000,000	[b,d,e]	4,025,309
Battalion CLO VII , Ser. 2014-7A, Cl. DRR, 3 Month LIBOR + 6.31%		8.65	7/17/28	750,000	[b,d,e]	752,086
BlueMountain CLO, Ser. 2014-3A, Cl. E, 3 Month LIBOR + 5.65%		7.99	10/15/26	3,000,000	[b,d,e]	2,958,183
Cairn CLO, Ser. 2013-3A, Cl. F, 6 Month EURIBOR + 6.60% @ Floor	EUR	6.60	10/20/28	3,000,000	[b,c,d,e]	3,388,430
Carlyle Global Market Strategies Euro CLO, 2016-2A Cl. E, 3 Month EURIBOR + 7.75% @ Floor	EUR	7.75	1/18/30	2,000,000	[b,c,d,e]	2,327,392
Carlyle Global Market Strategies Euro CLO, Ser. 2015-3A, Cl. ER, 3 Month EURIBOR + 6.44% @ Floor	EUR	6.44	7/15/30	2,000,000	[b,d,e]	2,162,129
Euro-Galaxy IV CLO, Ser. 2015-4A, Cl. FR, 3 Month EURIBOR + 6.85% @ Floor	EUR	6.85	7/30/30	2,000,000	[b,c,d,e]	2,252,336
Marble Point CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR + 6.00%		8.07	7/16/31	750,000	[b,d,e]	753,594
OZLM VI CLO, Ser. 2014-6A, Cl. E, 3 Month LIBOR + 6.05%		8.39	4/17/31	2,000,000	[b,d,e]	2,001,072
OZLM XIII CLO, Ser. 2015-13A, Cl. D, 3 Month LIBOR + 5.45%		7.79	7/30/27	2,250,000	[b,d,e]	2,251,447

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
Collateralized Loan Obligations Debt - 22.4% (continued)
OZLME III CLO, Ser. 3X, Cl. F, 3 Month EURIBOR + 6.45% @ Floor	EUR	6.45	8/24/30	1,000,000	[b,c,d,e]	1,084,140
Penta CLO, Ser. 2015-2A, Cl. F, 3 Month EURIBOR + 5.48% @ Floor	EUR	5.48	8/4/28	3,000,000	[b,c,d,e]	3,266,787
Rockford Tower CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR + 5.85%		8.11	5/20/31	750,000	[b,d,e]	745,962
St Pauls CLO, Ser. 5A, Cl. FR, 3 Month EURIBOR + 6.60% @ Floor	EUR	6.60	8/20/30	4,000,000	[b,c,d,e]	4,382,336
					32,351,203
Collateralized Loan Obligations Equity - 5.2%
Carlyle Global Market Strategies CLO, Ser. 2014-3A, CI. SUB		10.00	7/27/26	3,000,000	[b,e,f]	195,000
Carlyle Global Market Strategies CLO, Ser. 2014-3RA, CI. SUB		11.90	7/27/31	3,000,000	[b,e,f]	2,532,693
Dryden 36 Senior Loan Fund CLO, Ser. 2014-36A, Cl. SUB		12.90	11/9/25	2,450,931	[b,e,f]	1,792,961
Dryden 36 Senior Loan Fund CLO, Ser. 2014-36A, Cl. SUBR		12.90	1/15/28	484,569	[b,e,f]	354,483
Madison Park Funding X CLO, Ser. 2012-10A, Cl. SUB		12.00	1/20/25	3,000,000	[b,e,f]	2,615,211
					7,490,348
Commercial & Professional Services - 3.0%
Ahern Rentals, Scd. Notes		7.38	5/15/23	800,000	[b,c]	791,040
Prime Security Services Borrower, Scd. Notes		9.25	5/15/23	2,136,000	[b,c]	2,293,637
Team Health Holdings, Gtd. Notes		6.38	2/1/25	1,510,000	[b,c]	1,317,475
					4,402,152
Consumer Discretionary - 3.6%
AMC Entertainment Holdings, Gtd. Bonds	GBP	6.38	11/15/24	740,000	[c]	991,880
Brookfield Residential, Gtd. Notes		6.38	5/15/25	590,000	[b,c]	588,525
Jack Ohio Finance, Scd. Notes		10.25	11/15/22	700,000	[b]	763,000
LHMC Finco, Sr. Scd. Notes		7.88	12/20/23	1,100,000	[b]	1,111,000
Mattamy Group, Sr. Unscd. Notes		6.88	12/15/23	1,200,000	[b,c]	1,227,000

Description	Coupon Rate (%)		Maturity Date	Principal| Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
Consumer Discretionary - 3.6% (continued)
William Lyon Homes, Gtd. Notes		6.00	9/1/23	460,000	[b,c]	446,338
					5,127,743
Consumer Staples - 1.0%
Kronos Acquisition Holdings, Gtd. Notes		9.00	8/15/23	820,000	[b,c]	752,350
Prestige Brands, Gtd. Notes		6.38	3/1/24	680,000	[b,c]	689,554
					1,441,904
Diversified Financials - 8.4%
Amigo Luxembourg, Sr. Scd. Notes	GBP	7.63	1/15/24	2,100,000	[c]	2,781,134
Cabot Financial Luxembourg, Sr. Scd. Notes	GBP	7.50	10/1/23	1,465,000	[c]	1,870,943
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/23	765,000	[b]	784,852
Garfunkelux Holdco 2, Scd. Bonds	GBP	11.00	11/1/23	1,730,000	[c]	2,227,517
Jerrold Finco, Sr. Scd. Bonds	GBP	6.13	1/15/24	1,475,000	[c]	1,899,576
Nationstar Mortgage Holdings, Gtd. Notes		8.13	7/15/23	970,000	[b]	1,008,800
Quicken Loans, Gtd. Notes		5.75	5/1/25	510,000	[b]	507,450
Tempo Acquisition, Sr. Unscd. Notes		6.75	6/1/25	1,045,000	[b,c]	1,018,875
					12,099,147
Energy - 11.3%
Alta Mesa Housings, Gtd. Notes		7.88	12/15/24	1,070,000		1,055,287
California Resources, Scd. Notes		8.00	12/15/22	435,000	[b,c]	392,044
Chesapeake Energy, Gtd. Notes		8.00	1/15/25	1,515,000	[c]	1,550,981
Extraction Oil & Gas, Gtd. Notes		7.38	5/15/24	970,000	[b,c]	991,825
Genesis Energy, Gtd. Bonds		5.63	6/15/24	1,110,000	[c]	1,040,625
Gulfport Energy, Gtd. Notes		6.38	5/15/25	1,280,000	[c]	1,273,600
Precision Drilling, Gtd. Notes		7.75	12/15/23	1,540,000	[c]	1,636,250
Sanchez Energy, Gtd. Notes		6.13	1/15/23	2,315,000		1,318,740
Sanchez Energy, Sr. Scd. Notes		7.25	2/15/23	580,000	[b,c]	566,950

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
Energy - 11.3% (continued)
SemGroup, Gtd. Notes	6.38	3/15/25	1,245,000	[c]	1,223,212
SESI, Gtd. Notes	7.75	9/15/24	765,000	[c]	793,687
Shelf Drill Holdings, Gtd. Notes	8.25	2/15/25	910,000	[b]	936,162
Trinidad Drilling, Gtd. Notes	6.63	2/15/25	2,000,000	[b,c]	1,990,000
Unit, Gtd. Notes	6.63	5/15/21	1,500,000	[c]	1,505,625
				16,274,988
Environmental Control - 1.1%
Covanta Holding, Sr. Unscd. Notes	5.88	3/1/24	1,010,000	[c]	1,020,100
GFL Environmental, Sr. Unscd. Notes	5.63	5/1/22	565,000	[b]	549,463
				1,569,563
Financials - 1.0%
Icahn Enterprises, Gtd. Notes	6.75	2/1/24	1,350,000	[c]	1,398,937
Food Products - 1.4%
Albertsons, Gtd. Notes	6.63	6/15/24	2,100,000	[c]	2,037,000
Health Care - 6.3%
Eagle Holding, Sr. Unscd. Notes	7.63	5/15/22	1,155,000	[b,c]	1,172,325
MPH Acquisition Holdings, Gtd. Notes	7.13	6/1/24	720,000	[b,c]	747,000
Polaris Intermediate, Sr. Unscd. Notes	8.50	12/1/22	2,055,000	[b,c]	2,129,494
Tenet Healthcare, Sr. Unscd. Notes	6.75	6/15/23	1,380,000	[c]	1,385,175
Valeant Pharmaceuticals International, Gtd. Notes	6.13	4/15/25	3,870,000	[b]	3,613,612
				9,047,606
Industrials - 2.4%
Blueline Rental, Scd. Notes	9.25	3/15/24	2,595,000	[b,c]	2,731,237
Engility, Gtd. Notes	8.88	9/1/24	700,000	[c]	749,875
				3,481,112
Information Technology - 1.7%
Change Healthcare Holdings, Sr. Unscd. Notes	5.75	3/1/25	1,030,000	[b]	1,010,687

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
Information Technology - 1.7% (continued)
Genesys, Gtd. Notes		10.00	11/30/24	1,300,000	[b,c]	1,452,750
					2,463,437
Insurance - 1.5%
York Risk Services Holding, Gtd. Notes		8.50	10/1/22	2,480,000	[b]	2,232,000
Materials - 4.0%
ARD Securities Finance, Sr. Scd. Notes		8.75	1/31/23	721,529	[b,c]	723,333
Ardagh Packaging Finance, Gtd. Notes		7.25	5/15/24	1,785,000	[b,c]	1,883,175
Bway Holding, Sr. Unscd. Notes		7.25	4/15/25	1,355,000	[b,c]	1,324,512
Grinding Med, Sr. Scd. Notes		7.38	12/15/23	300,000	[b,c]	315,657
Kleopatra Holdings 1, Sr. Scd. Notes	EUR	8.50	6/30/23	630,000	[c]	556,444
W/S Packaging Holdings, Sr. Scd. Notes		9.00	4/15/23	985,000	[b,c]	1,009,625
					5,812,746
Media - 4.8%
Altice, Gtd. Notes		7.63	2/15/25	1,080,000	[b,c]	1,002,283
Altice, Gtd. Notes		7.75	5/15/22	515,000	[b,c]	498,263
Altice Finco, Scd. Notes		7.63	2/15/25	1,730,000	[b,c]	1,528,887
CBS Radio, Gtd. Notes		7.25	11/1/24	1,400,000	[b,c]	1,347,500
DISH DBS, Gtd. Notes		5.88	11/15/24	720,000	[c]	629,100
Radiate Holdco, Sr. Unscd. Notes		6.63	2/15/25	685,000	[b,c]	642,187
Townsquare Media, Gtd. Notes		6.50	4/1/23	1,290,000	[b,c]	1,214,212
					6,862,432
Metals & Mining - 2.5%
Constellium, Sr. Unscd. Notes		6.63	3/1/25	970,000	[b,c]	989,400
First Quantum Minerals , Gtd. Notes		7.50	4/1/25	1,580,000	[b]	1,526,675
Hudbay Minerals, Gtd. Notes		7.63	1/15/25	1,100,000	[b,c]	1,123,375
					3,639,450

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
Real Estate - .5%
Haya Finance 2017, Sr. Scd. Bonds	EUR	5.25	11/15/22	700,000		759,394
Technology Hardware & Equipment - .6%
Exela Finance, Sr. Scd. Notes		10.00	7/15/23	870,000	[b,c]	915,675
Telecommunication Services - 7.5%
CenturyLink, Sr. Unscd. Notes, Ser. Y		7.50	4/1/24	1,850,000	[c]	1,984,125
Cincinnati Bell, Gtd. Notes		7.00	7/15/24	920,000	[b,c]	814,200
Crystal Almond, Sr. Scd. Bonds	EUR	10.00	11/1/21	735,000		926,132
DKT Finance, Sr. Scd. Notes		9.38	6/17/23	1,240,000	[b]	1,314,400
Frontier Communications, Sr. Unscd. Notes		10.50	9/15/22	670,000	[c]	592,950
Intelsat Connect Finance, Gtd. Notes		9.50	2/15/23	695,000	[b]	693,575
Intelsat Jackson Holdings, Gtd. Notes		7.50	4/1/21	570,000	[c]	576,413
Intelsat Jackson Holdings, Sr. Scd. Notes		8.00	2/15/24	900,000	[b,c]	949,500
Sprint, Gtd. Notes		7.63	2/15/25	2,820,000	[c]	2,999,775
					10,851,070
Utilities - .6%
Calpine, Sr. Unscd. Notes		5.75	1/15/25	920,000		839,500
Total Bonds and Notes (cost $141,029,383)				137,522,901

Floating Rate Loan Interests - 44.6%
Advertising - 1.0%
Polyconcept North America Holdings, First Lien Term Loan, 1 Month LIBOR + 3.75%		6.07	8/16/23	744,380	[d]	750,197
Red Ventures, (New Imagitas), Second Lien Term Loan, 1 Month LIBOR + 8.00%		10.34	11/8/25	625,000	[d]	640,625
					1,390,822
Automobiles & Components - .7%
Innovative Xcessories & Services, Term Loan, 1 Month LIBOR + 4.75%		7.07	11/29/22	992,462	[c,d]	991,222
Chemicals - 5.6%
AgroFresh, Term Loan, 2 Month LIBOR + 4.75%		7.10	7/31/21	744,246	[d]	740,524

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 44.6% (continued)
Chemicals - 5.6% (continued)
Cyanco Intermediate, Term Loan, 1 Month LIBOR + 3.50%		5.83	3/16/25	751,816	[d]	758,394
OCI Partners, Term Loan B, 3 Month LIBOR + 4.00%		6.58	3/13/25	977,550	[c,d]	993,450
OXEA Holding, Tranche B-1 Term Loan, 3 Month EURIBOR + 3.75% @ Floor	EUR	3.75	10/12/24	2,000,000	[d]	2,328,755
Polar US Borrower, Term Loan, 3 Month LIBOR + 4.75%		7.09	8/21/25	759,790	[d]	748,393
Solenis International, First Lien Term Loan B, 1-3 Month LIBOR + 4.00%		6.34	12/26/23	238,095	[d]	239,586
Solenis International, Term Loan, 3 Month EURIBOR + 4.25% @ 0.5% Floor	EUR	4.75	12/26/23	2,000,000	[d]	2,333,688
					8,142,790
Commercial & Professional Services - 4.4%
AVSC Holding, Second Lien Term Loan, 3 Month LIBOR + 7.25%		9.57	9/1/25	207,000	[d]	205,059
Electro Rentoration, First Lien Term Loan, 1-2 Month LIBOR + 5.00%		7.35	1/31/24	227,273	[d]	229,261
Employbridge, Term Loan B, 3 Month LIBOR + 5.00%		7.35	4/18/25	478,853	[d]	485,437
IndigoCyan HoldCo 3 , Tranche B Term Loan, 3 Month LIBOR + 5.00%	GBP	5.80	12/31/24	2,000,000	[d]	2,602,623
Pi Lux Finco, Second Lien Term Loan, 1 Month LIBOR + 7.25%		9.58	1/1/26	1,000,000	[d]	990,000
Pre Paid Legal Services, Term Loan, 1 Month LIBOR + 3.25%		5.60	4/13/25	585,348	[c,d]	588,152
Verscend Holding, Term Loan B, 3 Month LIBOR + 4.50%		6.82	8/27/25	798,779	[d]	805,273
Weight Watchers International, Term B Loan, 1-3 Month LIBOR + 4.75%		7.07	11/29/24	500,000	[d]	506,720
					6,412,525
Consumer Discretionary - 1.3%
Deluxe Entertainment Services, Initial Term Loan, 3 Month LIBOR + 5.50%		7.85	2/28/20	243,174	[d]	228,584
FPC Holdings, First Lien Term Loan, 1 Month LIBOR + 4.5%		6.84	11/19/22	725,055	[c,d]	733,513

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 44.6% (continued)
Consumer Discretionary - 1.3% (continued)
FPC Holdings, Second Lien Term Loan, 1 Month LIBOR + 9.00%		11.34	5/19/23	185,185	[d]	184,569
Travel Leaders Group, Term Loan B, 1 Month LIBOR + 4.00%		6.34	1/25/24	271,786	[d]	275,015
Yak Access, Tranche B Term Loan, 1 Month LIBOR + 5.00%		7.34	7/11/25	500,000	[d]	485,000
					1,906,681
Diversified Financials - 1.0%
Capital Automotive, Second Lien Tranche B Term Loan, 1 Month LIBOR + 6.00%		8.34	3/24/25	1,425,253	[d]	1,459,103
Electronic Components - 1.6%
IDEMIA, Facility B Term Loan, 3 Month EURIBOR + 3.75% @ Floor	EUR	3.75	1/10/24	2,000,000	[d]	2,323,729
Energy - 2.7%
California Resources, First Lien Term Loan, 1 Month LIBOR + 4.75%		7.06	12/31/22	925,926	[d]	943,000
Gavilan Resources, Second Lien Initial Term Loan, 1 Month LIBOR + 6.00%		8.32	3/1/24	1,025,000	[d]	998,734
GIP III Stetson I, Term Loan B, 3 Month LIBOR + 4.25%		6.60	7/18/25	500,000	[d]	504,845
Granite Acquisition, Second Lien Term B Loan, 3 Month LIBOR + 7.25%		9.58	12/19/22	509,839	[d]	514,940
Keane Group Holdings, Term Loan B, 1 Month LIBOR + 3.75%		6.07	5/18/25	413,000	[d]	412,484
Oxbow Carbon , Second Lien Initial Term Loan, 1 Month LIBOR + 7.50%		9.84	1/4/24	476,191	[d]	485,714
					3,859,717
Financials - .6%
IBC Capital, Tranche B Term Loan, 3 Month LIBOR + 3.75%		6.08	9/18/23	897,750	[d]	903,733
Health Care - 1.9%
Avantor, First Lien Term Loan, 1 Month LIBOR + 4.00%		6.31	11/22/24	500,000	[d]	506,473
Dentalcorp Perfect Smile, First Lien Term Loan, 1 Month LIBOR + 3.75%		6.08	6/6/25	635,107	[d]	639,340

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 44.6% (continued)
Health Care - 1.9% (continued)
Dentalcorp Perfect Smile, First Lien Term Loan, 1-3 Month LIBOR + 3.75%		6.08	6/6/25	158,777	[d,g]	159,835
Immucor, Term Loan B-3, 2 Month LIBOR + 5.00%		7.34	6/15/21	500,000	[d]	506,875
Pearl Intermediate Parent, Second Lien Term Loan, 1 Month LIBOR + 6.25%		8.56	2/1/26	400,000	[d]	399,250
PharMericaoration, First Lien Term Loan, 1 Month LIBOR + 3.50%		5.83	12/6/24	500,000	[d]	503,830
					2,715,603
Industrials - 2.4%
American Traffic Solutions, Term Loan, 1 Month LIBOR + 3.75%		6.07	2/28/25	833,910	[c,d]	840,423
Brand Energy & Infrastructure Services, Term Loan, 3 Month LIBOR + 4.25%		6.59	6/21/24	1,092,709	[c,d]	1,099,654
Loparex International, Term Loan B, 3 Month LIBOR + 4.25%		6.59	4/11/25	612,394	[d]	618,518
Pisces Midco, Tranche B Term Loan, 3 Month LIBOR + 3.75%		6.09	4/12/25	856,714	[d]	860,998
					3,419,593
Information Technology - 4.3%
BMC Software Finance, Initial B-1 Term Loan, 1 Month LIBOR + 3.25%		5.59	9/10/22	740,634	[d]	742,197
Compuware, Term Loan, 1 Month LIBOR + 3.50%		5.81	8/23/25	742,779	[d]	748,583
DigiCert Holdings , First Lien Term Loan, 1 Month LIBOR + 5.25%		7.10	10/31/24	997,500	[c,d]	1,003,116
Mitchell International, First Lien Term Loan, 1 Month LIBOR + 3.25%		5.57	11/30/24	199,500	[c,d]	199,396
Mitchell International, Second Lien Term Loan, 1 Month LIBOR + 7.25%		9.57	11/30/25	800,000	[d]	804,000
Quest Software US Holdings, Term Loan, 3 Month LIBOR + 4.25%		6.56	5/17/25	380,398	[d]	379,565
Unit4, Facility B1 Term Loan, 1 Month EURIBOR + 4.00% @ Floor	EUR	4.00	3/17/21	2,000,000	[d]	2,331,657
					6,208,514

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 44.6% (continued)
Insurance - 4.0%
AssuredPartners, Term Loan, 1 Month LIBOR + 3.25%		5.59	10/22/24	315,475	[c,d]	315,712
Asurion, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.50%		8.83	7/14/25	3,750,000	[d]	3,865,612
Mayfield Agency Borrower, Second Lien Term Loan, 1 Month LIBOR + 8.50%		10.82	1/31/26	578,000	[d]	573,665
Sedgwick Claims Management Services, Second Lien Term Loan, 3 Month LIBOR + 5.75%		8.08	2/28/22	1,000,000	[d]	1,005,835
					5,760,824
Internet Software & Services - 1.6%
Infinitas Learning Holding, Tranche B Term Loan, 3 Month EURIBOR + 3.75% @ Floor	EUR	3.75	5/31/24	2,000,000	[d]	2,323,311
Materials - 1.6%
Albea Beauty Holdings, First Lien Term Loan, 3-6 Month LIBOR + 3.00%		5.33	4/12/24	548,625	[d]	544,052
Ball Metalpack Finco, Term Loan B, 1 Month LIBOR + 4.50%		6.85	7/31/25	325,968	[d]	329,839
Murray Energyoration, Term Loan, 1 Month LIBOR + 7.25%		9.59	10/17/22	493,335	[d]	462,502
TricorBraun, First Lien Term Loan, 3 Month LIBOR + 3.75%		6.07	11/30/23	908,462	[d]	914,708
TricorBraun, Term Loan, 3 Month LIBOR + 3.75%		6.07	11/30/23	91,538	[d]	92,167
					2,343,268
Media - 2.3%
Numericable U.S., Term Loan B, 3 Month LIBOR + 4.00%		6.33	1/31/26	1,000,000	[d]	975,265
Springer Science & Business Media Deutschland, First Lien Term Loan, 3 Month EURIBOR + 3.25% @ 0.5% Floor	EUR	3.75	8/24/22	1,970,328	[c,d]	2,287,573
					3,262,838
Metals & Mining - 1.0%
Aleris International, First Lien Term Loan, 1 Month LIBOR + 4.75%		7.09	2/27/23	851,250	[d]	864,687
Covia Holdingsoration, First Lien Term Loan, 3 Month LIBOR + 3.75%		6.07	5/21/25	622,794	[d]	616,956
					1,481,643

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 44.6% (continued)
Retailing - 2.8%
Comfort Holding, Term Loan, 1 Month LIBOR + 4.75%		7.09	2/3/24	744,347	[c,d]	711,782
EG America, Term Loan B, 3 Month LIBOR + 4.00%		6.34	2/6/25	341,721	[c,d]	342,575
EG Finco , First Lien Term Loan, 3 Month LIBOR + 4.75%	GBP	5.56	2/6/25	2,309,168	[d]	2,995,292
					4,049,649
Technology Hardware & Equipment - 2.1%
BMC Software Finance, Term Loan B, 1 Month LIBOR + 4.25%		6.56	10/2/25	1,000,000	[d]	1,002,190
Harland Clarke Holdings, Initial Term Loan, 3 Month LIBOR + 4.75%		7.09	11/3/23	960,679	[d]	906,641
McAfee, Tranche B Term Loan, 1 Month LIBOR + 4.50%		6.84	9/29/24	994,987	[c,d]	1,004,440
VeriFone Systems, Term Loan B, 3 Month LIBOR + 4.00%		6.31	8/20/25	127,341	[d]	127,787
					3,041,058
Telecommunication Services - 1.4%
Intelsat Jackson Holdings, First Lien Term Loan, 1 Month LIBOR + 4.50%		6.84	1/2/24	476,190	[c,d]	501,093
Westoration, Term Loan B, 1 Month LIBOR + 4.00%		6.34	10/10/24	1,492,500	[c,d]	1,489,000
					1,990,093
Utilities - .3%
Pikeoration, Term Loan, 1 Month LIBOR + 3.50%		5.84	3/23/25	430,878	[c,d]	434,648
Total Floating Rate Loan Interests (cost $64,453,806)				64,421,364

STATEMENT OF INVESTMENTS (continued)

Description	7-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,840,399)	1.91	1,840,399	[h] 1,840,399
Total Investments (cost $207,323,588)		141.1%	203,784,664
Liabilities, Less Cash and Receivables		(41.1%)	(59,373,319)
Net Assets		100.0%	144,411,345

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $99,557,374 or 68.94% of net assets.

c Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

d Variable rate security—rate shown is the interest rate in effect at period end.

e These securities are deemed Illiquid security by Board. At the period end, the value of these securities amounted to $39,841,551 or 27.59% of net assets.

f Collateralized Loan Obligations equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The estimated yield and investment cost may ultimately not be realized.

g Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Collateralized Loan Obligations	27.6
Communications	18.5
Consumer, Non-cyclical	18.0
Financial	16.4
Industrial	14.5
Energy	14.3
Basic Materials	12.6
Technology	8.7
Consumer, Cyclical	8.3
Investment Companies	1.3
Utilities	.9
141.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/27/17 ($)	Purchases ($)	Sales ($)	Value 8/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	285,432,336	283,591,937	1,840,399	1.3	198,196

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS August 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
United States Dollar	3,600,000	Euro	3,064,417	9/28/18	35,580
United States Dollar	160,000	British Pound	123,017	9/4/18	491
United States Dollar	2,910,932	Euro	2,500,000	9/6/18	7,836
United States Dollar	19,399,681	Euro	16,965,000	9/20/18	(321,468)
Goldman Sachs
United States Dollar	2,587,973	British Pound	2,030,000	9/20/18	(45,924)
Euro	810,000	United States Dollar	951,090	9/28/18	(8,927)
United States Dollar	7,990,337	Euro	6,990,000	9/20/18	(135,265)
British Pound	750,000	United States Dollar	970,607	9/28/18	2,834
United States Dollar	11,380,000	British Pound	8,792,907	9/28/18	(32,500)
United States Dollar	8,399,450	Euro	7,234,000	9/13/18	(5,346)
Gross Unrealized Appreciation					46,741
Gross Unrealized Depreciation					(549,430)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	205,483,189	201,944,265
Affiliated issuers	1,840,399	1,840,399
Cash		16,705
Cash denominated in foreign currency	7,847,028	7,928,447
Receivable for investment securities sold		2,828,519
Interest receivable		2,517,908
Cash collateral held by broker—Note 4		1,620,000
Unrealized appreciation on foreign currency transactions		60,213
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		46,741
		218,803,197
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		174,758
Loan payable—Note 2		60,000,000
Payable for investment securities purchased		12,723,267
Distributions payable		807,914
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		549,430
Interest and loan fees payable—Note 2		88,341
Directors fees and expenses payable		3,895
Accrued expenses		44,247
		74,391,852
Net Assets ($)		144,411,345
Composition of Net Assets ($):
Paid-in capital		146,823,652
Accumulated investment (loss)—net		(299,002)
Accumulated net realized gain (loss) on investments		1,786,676
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(3,899,981)
Net Assets ($)		144,411,345
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		14,961,374
Net Asset Value Per Share ($)		9.65

See notes to financial statements.

STATEMENT OF OPERATIONS
From October 27, 2017 (commencement of operations) to August 31, 2018

Investment Income ($):
Income:
Interest (net of $215 foreign taxes withheld at source)	11,439,967
Dividends from affiliated issuers	198,196
Total Income	11,638,163
Expenses:
Management fee—Note 3(a)	1,418,499
Interest expense—Note 2	1,381,953
Professional fees	222,391
Prospectus and shareholders’ reports	125,888
Custodian fees—Note 3(b)	34,029
Shareholder servicing costs	25,902
Registration fees	23,750
Directors’ fees and expenses—Note 3(c)	11,428
Miscellaneous	52,284
Total Expenses	3,296,124
Less—reduction in fees due to earnings credits—Note 3(b)	(5,463)
Net Expenses	3,290,661
Investment Income—Net	8,347,502
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,260,137)
Net realized gain (loss) on forward foreign currency exchange contracts	2,649,102
Net Realized Gain (Loss)	388,965
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,397,292)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(502,689)
Net Unrealized Appreciation (Depreciation)	(3,899,981)
Net Realized and Unrealized Gain (Loss) on Investments	(3,511,016)
Net Increase in Net Assets Resulting from Operations	4,836,486

See notes to financial statements.

STATEMENT OF CASH FLOWS
From October 27, 2017 (commencement of operations) to August 31, 2018

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(316,076,719)
Proceeds from sales of portfolio securities	117,857,477
Net payments for purchases of short-term securities	(1,840,399)
Dividends and Interest received	9,490,919
Interest and loan fees paid	(1,293,612)
Paid to The Dreyfus Corporation	(1,243,741)
Operating expenses paid	(442,067)
Realized loss from forward foreign currency exchange contracts transactions	2,649,102
Net Cash Provided by Operating Activities		(190,899,040)
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(6,463,314)
Proceeds from shares sold	147,045,314
Increase in loan outstanding	60,000,000
Offering costs charged to paid in capital	(299,227)
Net Cash Provided in Financing Activities		200,282,773
Effect of foreign exchange rate changes on cash		81,419
Net Increase (Decrease) in cash		9,465,152
Cash at beginning of period		100,000
Cash and cash denominated in foreign currency at end of period†		9,565,152
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		4,836,486
Adjustments to reconcile net increase in net assets
resulting from operations to net cash
provided by operating activities ($):
Increase in investments in securities at cost		(207,323,588)
Increase in dividends and interest receivable		(2,517,908)
Increase in Receivable for Investment securities sold		(2,828,519)
Increase in Due to The Dreyfus Corporation and affiliates		174,758
Increase in payable for investment securities purchased		12,723,267
Increase in interest and loan fees payable		88,341
Increase in Directors fees and expense payable		3,895
Increase in accrued expenses		44,247
Net unrealized appreciation on foreign currency transactions		(60,213)
Net unrealized depreciation on investments		3,960,194
Net Cash Provided by Operating Activities		(190,899,040)

† Includes deposits held as collateral by broker.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
From October 27, 2017 (commencement of operations) to August 31, 2018

Operations ($):
Investment income—net	8,347,502
Net realized gain (loss) on investments	388,965
Net unrealized appreciation (depreciation) on investments	(3,899,981)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,836,486
Distributions to Shareholders from ($):
Investment income—net	(7,271,228)
Capital Stock Transactions ($):
Net proceeds from shares sold	147,045,314
Offering costs charged to paid in capital	(299,227)
Increase (Decrease) in Net Assets from Capital Stock Transactions	146,746,087
Total Increase (Decrease) in Net Assets	144,311,345
Net Assets ($):
Beginning of Period	100,000
End of Period	144,411,345
Accumulated investment (loss) —net	(299,002)
Capital Share Transactions (Shares):
Shares sold	14,961,374
Net Increase (Decrease) in Shares Outstanding	14,961,374

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period from October 27, 2017 (commencement of operations) to August 31, 2018. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

Per Share Data ($):
Net asset value, beginning of period	9.84[a]
Investment Operations:
Investment income—net[b]	.56
Net realized and unrealized gain (loss) on investments	(.24)
Total from Investment Operations	.32
Distributions:
Dividends from investment income—net	(.49)
Offering costs charged to paid-in capital	(.02)
Net asset value, end of period	9.65
Market value, end of period	9.17
Total Return (%)[c,d]	(3.57)
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets[e]	2.73
Ratio of net expenses to average net assets[e]	2.73
Ratio of interest expense to average net assets[e]	1.15
Ratio of net investment income to average net assets[e]	6.92
Portfolio Turnover Rate[d]	67.71
Net Assets, end of period ($ x 1,000)	144,411
Average borrowings outstanding ($ x 1,000)	56,177
Weighted average number of fund
shares outstanding ($ x 1,000)	14,866
Average amount of debt per share ($)	3.78

a Reflects a deduction of $.16 per share sales load from the initial offering price of $10.00 per share.

b Based on average shares outstanding.

c Calculated based on market value.

d Not annualized.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “fund”) had no operations until October 27, 2017 (commencement of operations) other than matters relating to its organization and registration under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company that has a limited term of approximately seven years. The fund’s investment objective is to seek high current income and to return at least $9.835 per share of Common Stock (the public offering price per Common Stock after deducting a sales load of $0.165 per Common Stock but before deducting offering costs of $0.02 per Common Stock (“Original NAV”)) to holders of record of Common Shares on or about December 1, 2024 (the “Termination Date”) (subject to certain extensions). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (“Alcentra”), a wholly-owned subsidiary of BNY Mellon and affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The fiscal year end of the fund is August 31. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DCF.

The fund sold 14,000,000 shares of Common Stock at $10.00 per share through an initial offering on October 27, 2017 and settled on October 31, 2017. Subsequently, an additional 951,206 shares of Common Stock at $10.00 per share were issued to cover over-allotments to the underwriters on December 6, 2017. Costs associated with the initial underwriting of $299,227 were charged against the proceeds of the offering.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.

This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include

NOTES TO FINANCIAL STATEMENTS (continued)

consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2018 in valuing the fund’s investments:

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Collateralized Loan Obligations	–	39,841,551	–	39,841,551
Corporate Bonds†	–	97,681,350	–	97,681,350
Floating Rate Loan Interests†	–	64,421,364	–	64,421,364
Registered Investment Company	1,840,399	–	–	1,840,399

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($) (continued)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	46,741	–	46,741
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(549,430)	–	(549,430)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At August 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests in Collateralized Loan Obligations (“CLOs”). CLO and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The fund and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Fund may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Shareholders will have their distributions reinvested in additional shares of the fund, unless such shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On August 29, 2018, the Board declared a cash dividend of $0.054 per share from undistributed investment income-net, payable on September 27, 2018 to Shareholders of record as of the close of business on September 13, 2018. The ex-dividend date was September 12, 2018.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2018, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (continued)

The tax year in the period ended August 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2018, the components of accumulated earnings on a tax basis were as follows: ordinary income $1,378,193, undistributed capital gains $1,007,612 and unrealized depreciation $3,990,198.

The tax character of distributions paid to shareholders during the fiscal period ended August 31, 2018 was as follows: ordinary income $7,271,228.

During the period ended August 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses and foreign currency gains and losses, the fund decreased undistributed investment income-net by $1,375,276, increased accumulated net realized gain (loss) on investments by $1,397,711 and decreased paid-in capital by $22,435. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Borrowings:

The fund has a $68,000,000 Revolving Credit and Security Agreement (the “Agreement”), which continues until October 29, 2019. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Rate Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $105,660,197 as of August 31, 2018. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Rate Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended

August 31, 2018, total expenses pursuant to the Agreement amounted to $59,020.

The average amount of borrowings outstanding under the Agreement during the period ended August 31, 2018 was $56,177,049, with a related weighted average annualized interest rate of 2.94% and is inclusive of all expenses related to the Agreement.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund's “Managed Assets” and is payable monthly. “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

Pursuant to a sub-investment advisory agreement between Dreyfus and Alcentra, Dreyfus pays Alcentra a fee at the annual rate of .425% of the value of the fund’s average daily Managed Assets and is payable monthly.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended August 31, 2018, the fund was charged $34,029 pursuant to the custody agreement. These fees were partially offset by earnings credits of $5,463.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended August 31, 2018, the fund was charged $7,340 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $147,385, custodian fees $23,957 and Chief Compliance Officer fees $3,416.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2018, amounted to $328,799,986 and $123,002,635, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At August 31, 2018, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended August 31, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at August 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	46,741	(549,430)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	46,741	(549,430)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	46,741	(549,430)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Citigroup	43,907		(43,907)	-		-
Goldman Sachs International	2,834		(2,834)	-		-
Total	46,741		(46,741)	-		-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup	(321,468)		43,907	277,561		-
Goldman Sachs International	(227,962)		2,834	-		(225,128)
Total	(549,430)		46,741	277,561		(225,128)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2018:

Average Market Value ($)
Forward contracts	61,769,997

At August 31, 2018, the cost of investments for federal income tax purposes was $207,916,984; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $4,131,530, consisting of $1,469,938 gross unrealized appreciation and $5,601,468 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “Fund”), including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of August 31, 2018, the related statements of operations, changes in net assets and cash flows for the period October 27, 2017 (commencement of operations) to August 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the period October 27, 2017 to August 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period October 27, 2017 to August 31, 2018 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
October 29, 2018

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

The fund has a dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each holder of Common Shares who participates in the Plan will have all distributions of dividends and capital gains (“Dividends”) automatically reinvested in additional Common Shares by Computershare Trust Company, N.A. as agent (the “Plan Agent”). Shareholders who elect not to participate in the plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the fund’s shareholders in administering the Plan. After the fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the fund on behalf of the participants.

A. The Plan Agent will receive cash from the fund with which to buy Common Shares in the open market if, on the Dividend payment date, the fund’s net asset value per Common Share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued Common Shares of the fund if, on the Dividend payment date, the market price per Common Share plus estimated brokerage commissions equals or exceeds the net asset value per Common Share of the fund on that date. The number of Common Shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the Dividend payment date.

B. If the market price per Common Share is less than the net asset value per Common Share on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-Dividend date for the Common Shares, but in no event more than 30 days after the Dividend payment date (as the case may be, the “Purchase Period”), to invest the Dividend amount in Common Shares acquired in open market purchases. If, at the close of business on any day during the Purchase Period on which the fund’s net asset value is calculated, the fund’s net asset value on the Dividend payment date equals or is less than the market price per Common Share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance by the fund of new Common Shares at the price set forth in paragraph A above.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. When a participant withdraws from the Plan or the Plan is terminated, such participant

ADDITIONAL INFORMATION (Unaudited) (continued)

will receive whole Common Shares in his or her account under the Plan and will receive a cash payment for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $2.50 fee plus $0.10 per share brokerage commissions.

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 1-800-522-6645.

Supplemental Information

During the period ended August 31, 2018, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 125

———————

Francine J. Bovich (67)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Kenneth A. Himmel (72)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (68)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (72)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 125 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND DIRECTORS
Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
Francine J. Bovich	Joseph W. Connolly
Kenneth A. Himmel	Portfolio Managers
Stephen J. Lockwood	Chris Barris
Roslyn M. Watson	Kevin Cronk
Benaree Pratt Wiley	Leland Hart
Officers	Hiram Hamilton
President	Manager
Bradley J. Skapyak	The Dreyfus Corporation
Chief Legal Officer	Sub-Investment Adviser
Bennett A. MacDougall	Alcentra NY, LLC
Vice President and Secretary	Custodian
James Bitetto	The Bank of New York Mellon
Vice Presidents and Assistant Secretaries	Counsel
Joseph M. Chioffi	Proskauer Rose LLP
Sonalee Cross	Transfer Agent,
Maureen E. Kane	Dividend Disbursing Agent
Sarah S. Kelleher	Computershare Inc.
Jeff Prusnofsky	Stock Exchange Listing
Natalya Zelensky	NYSE Symbol: DCF
Treasurer	Initial SEC Effective Date
James Windels	10/27/17
Assistant Treasurer
Richard Cassaro
Gavin C. Reilly
Robert S. Robol
Robert Salviolo
Robert Svagna

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DCF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0822AR0818

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2017 and $62,500 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2017 and $6,000 in 2018. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2017 and $0 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,552,000 in 2017 and $24,054,000 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board has delegated to The Dreyfus Corporation ("Dreyfus") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including Dreyfus ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is Dreyfus' policy to seek to vote all proxies for securities held in the fund's portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following information is as of October 29, 2018, the date of the filing of this report:

Chris Barris, Kevin Cronk, CFA, Hiram Hamilton and Leland Hart are the fund's primary portfolio managers, positions they have held since October 2017, October 2017, February 2018 and February 2018, respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Global Head of High Yield and Deputy Chief Investment Officer.  He is responsible for managing all U.S. and global high yield portfolios, and has extensive experience managing a board range of high yield bond strategies for both institutional and retail finds.  Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience.  Mr. Barris joined Standish Mellon Asset Management Company LLC. An affiliate of Dreyfus and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Head of U.S. Credit Research and a member of the U.S. Investment Committee.  Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager.  Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

Mr. Hamilton is a Managing Director and Global Head of Structured Credit at Alcentra, which he joined in September 2017 from Alcentra Limited, where he was employed since 2008.  Alcentra Limited is an affiliate of Alcentra and Dreyfus and, along with Alcentra, is a subsidiary of BNY Alcentra Group Holdings, Inc.  Mr. Hamilton serves as the portfolio manager for Alcentra's structured credit investments funds, overseeing approximately $4 billion of investments in structured products, with a particular focus on CLO investments, across Alcentra's funds.

Mr. Hart joined Alcentra in January 2018 as Managing Director and Head of U.S. Loans and High Yield.  He joined Alcentra from BlackRock Asset Management, where he was a Managing Director, having joined in 2009.

(a)(2) The following information is as of August 31, 2018:

Portfolio Managers. The Registrant's investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Director's Board to execute purchases and sales of securities. Chris Barris, Kevin Cronk, Leland Hart and Hiram Hamilton are the Registrant's primary portfolio managers.  Messrs. Barris, Cronk, Hart and Hamilton are employees of Alcentra.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of August 31, 2018:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	4	$2.86 billion	3	$442 million	6	$944 million
Kevin Cronk	4	$2.86 billion	4	$719 million	1	$3.00 billion
Leland Hart	4	$2.86 billion	5	$814 million	17	$8.23 billion
Hiram Hamilton	2	$379 million	5	$3.22 billion	4	$956 million

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of August 31, 2018:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	Dreyfus Alcentra Global Credit Income 2024 Target Term Fund	7,000 Shares
Kevin Cronk	Dreyfus Alcentra Global Credit Income 2024 Target Term Fund	5,700 Shares
Leland Hart	Dreyfus Alcentra Global Credit Income 2024 Target Term Fund	21,000 Shares
Hiram Hamilton	Dreyfus Alcentra Global Credit Income 2024 Target Term Fund	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus', Alcentra's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' or Alcentra's overall allocation of securities in that offering, or to increase Dreyfus'  or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus and Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocated to the Fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus or Alcentra. Dreyfus and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus and Alcentra could be viewed as having a conflict of interest to the extent that Dreyfus, Alcentra or their affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.  In addition, if the Fund's investment is an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Other Accounts' investment in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including Dreyfus, Alcentra and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interesting include potential multiple advisory, transactional, financial and other interesting in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund of the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

BNY Mellon and its affiliates may gave deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. BNY Mellon has no obligation to provide to Dreyfus, Alcentra or the Fund or the effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personally of Dreyfus or Alcentra.  Accordingly, Dreyfus and Alcentra have informed management of the Fund that in making investment decisions they do not obtain or use material inside information that BNY Mellon or its affiliated may possess with respect to such issuers,

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 29, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    October 29, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)